SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report:
                                 August 15, 2000
                         (Date of earliest event reported)




                           CITIZENS COMMUNICATIONS COMPANY
               (Exact name of Registrant as specified in charter)



          Delaware                    001-11001              06-0619596
(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification No.)



3 High Ridge Park, P.O. Box 3801, Stamford, Connecticut        06905
-------------------------------------------------------        -----
(Address of principal executive offices)                   (Zip Code)



                                 (203) 614-5600
               (Registrant's telephone number, including area code)


                           No change since last report
             (Former name or address, if changed since last report)

Item 5.  Other Events.
         Citizens Communications Company reported today that a Decision and Order issued by the Public Utilities Commission of the State of Hawaii denied the initial application requesting approval of the purchase of the company's Kauai Electric Division by the Kauai Island Utility Co-op.


Item 7.  Financial Statements, Exhibits.

         (c)      Exhibits

                  99.1  Press   release  of  Citizens   Communications   Company
                        released  August 15, 2000   announcing  that  Hawaii PUC
                        denies purchase application.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CITIZENS COMMUNICATIONS COMPANY
                                    Registrant


                                    By:/s/ Robert J. Larson

                                    --------------------------------------------
                                    Robert J. Larson
                                    Vice President and Chief Accounting Officer

Date:    August 16, 2000